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Exhibit 13

TELE NORTE CELULAR PARTICIPACOES S.A.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Tele Norte Celular Participações S.A. (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2005 (the "Report"). Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, I, Oscar Thompson, the Chief Executive Officer of the Company, hereby certify that to the best of my knowledge:

     (A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (B) the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2007.

/s/ Oscar Thompson
Oscar Thompson
Chief Executive Officer

TELE NORTE CELULAR PARTICIPACOES S.A.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Tele Norte Celular Participações S.A. (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2005 (the "Report"). Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, I, Oscar Thompson, the Chief Financial Officer of the Company, hereby certify that to the best of my knowledge:

     (A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (B) the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2007.

/s/ Oscar Thompson
Oscar Thompson
Chief Financial Officer